UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20 , 2013

HYBRID COATING TECHNOLOGIES INC.
Formerly known as EPOD SOLAR INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53459	20-3551488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

950 John Daly blvd, Suite 260, Daly City, CA 94015	94015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 491-3449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 20 2013, the Company entered into an Amendment Agreement to amend certain terms and conditions (“Amendments”) of certain of the private debt instruments issued pursuant to a Securities Purchase Agreement dated April 29, 2011 (“2011 SPA”) among the Company and each of the Buyers thereto, all of the terms of which were previously disclosed and defined in a Current Report on Form 8-K filed May 3, 2011, as follows:

(a)	The Maturity Date of the Debentures, as defined in the 2011 SPA, was extended by a period of 24 (twenty-four) months, to April 29, 2016;

(b)

Each Unit into which the Debenture is convertible shall be comprised of 2 stock purchase warrants at an exercise price per Share equal to the Conversion Price. The warrants shall expire 36 (thirty-six months) from the date of issuance.

In addition and as consideration for the Amendments, the Company shall issue each Buyer an amount of shares equal to ten percent of the face value of the Debenture held by such Buyer, at a price per share equal to the average closing price of the previous 5 trading days.

On November 20 2013, the Company entered into an Amendment Agreement to amend certain terms and conditions (“Amendments”) of certain of the private debt instruments issued pursuant to a Securities Purchase Agreement dated February 21, 2012 (“2012 SPA”) among the Company and each of the Buyers thereto, all of the terms of which were previously disclosed and defined in a Current Report on Form 8-K filed March 3, 2012, as follows:

(a)	The Maturity Date of the Debentures, as defined in the 2012 SPA, was extended by a period of 24 (twenty-four) months, to February 21, 2017;

(b)

Each Unit into which the Debenture is convertible shall be comprised of 2 stock purchase warrants at an exercise price per Share equal to the Conversion Price. The warrants shall expire 36 (thirty-six months) from the date of issuance.

In addition and as consideration for the Amendments, the Company shall issue each Buyer an amount of shares equal to ten percent of the face value of the Debenture held by such Buyer, at a price per share equal to the average closing price of the previous 5 trading days.

Copies of each of the Amendment Agreements and each of the Amended and Restated Forms of Debenture, are attached hereto. The foregoing descriptions are qualified in their entirety to such exhibits, which are incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

No.	Description
4.2	Amended and Restated Form of Convertible Debenture originally dated April 29, 2011 (Pursuant to Regulation D)
4.3	Amended and Restated Form of Convertible Debenture originally dated April 29, 2011 (Pursuant to Regulation S)
4.4	Amended and Restated Form of Convertible Debenture originally dated February 21, 2012 (Pursuant to Regulation S)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYBRID COATING TECHNOLOGIES INC.

By: /s/:Joseph Kristul
Joseph Kristul
President and Chief Executive Officer

Date: November 25, 2013